UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 10, 2004
(Date of earliest event reported)

ELECTRO ENERGY, INC.
(Exact name of registrant as specified in charter)

Florida	333-90614	59-3217746

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Shelter Rock Road, Danbury, Connecticut	06810

(Address of principal executive of offices)	(Zip code)

(203) 797-2699

(Registrant’s telephone number including area code)

n/a

(Former Name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On June 10, 2004, Electro Energy, Inc. (the “Company”) (formerly MCG Diversified, Inc.) replaced Randall N. Drake, C.P.A. as its independent accountant. Randall N. Drake, C.P.A. had been previously engaged as the principal accountant to audit the Company’s financial statements. The reason for the replacement of Randall N. Drake, C.P.A. was that a subsidiary of the Company recently merged with and into a Delaware corporation of the same name as the Company, Electro Energy, Inc. (hereinafter referred to as EEI (DE)), with the stockholders of EEI (DE) owning a majority of the outstanding shares of common stock of the Company immediately following the merger. EEI (DE) is the primary business unit of the Company, and the current independent accountant of EEI (DE) is the firm of Marcum & Kliegman LLP. The Company believes that it is in its best interests to have Marcum & Kliegman continue to work with the EEI (DE) business, and the Company therefore retained Marcum & Kliegman as its new independent accountant on June 10, 2004. Marcum & Kliegman is located at 655 Third Avenue, 16th Floor, New York, New York 10017.

The reports of Randall N. Drake, C.P.A. on the Company’s financial statements for the past two years contained no adverse opinion or disclaimer of opinion were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the Audit Committee of the Company’s Board of Directors.

During the Company’s two most recent fiscal years, and the subsequent interim periods, prior to June 10, 2004, there were no disagreements with Randall N. Drake, C.P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Randall N. Drake, C.P.A., would have caused it to make reference to the matter in connection with its reports. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

As of June 10, 2004, Marcum & Kliegman was engaged as the Company’s new independent public accountants. The appointment of Marcum & Kliegman was recommended and approved by the Audit Committee of the Company’s Board of Directors. During the Company’s two most recent fiscal years, and the subsequent interim periods, prior to June 10, 2004, the Company did not consult Marcum & Kliegman regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Randall N. Drake, C.P.A. with a copy of this Report and has requested Randall N. Drake, C.P.A. to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether Randall N. Drake, C.P.A. agrees with the statements made above and, if not, to state the respects in which it does not agree with such statements. A copy of the letter from Randall N. Drake, C.P.A. dated June 17, 2004 is attached hereto as Exhibit 16.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

	Number	Description
	16.1	Letter from Randall N. Drake, C.P.A. dated June 17, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ELECTRO ENERGY, INC.

By:	/s/Martin G. Klein
Name: Martin G. Klein
Title: Chief Executive Officer

Dated: June 17, 2004

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EXHIBIT INDEX

Number	Description
16.1	Letter from Randall N. Drake, C.P.A. dated June 17, 2004.